CAPITAL MANAGEMENT INVESTMENT TRUST

                                   SUPPLEMENT
                              Dated August 18, 2000


                         CAPITAL MANAGEMENT MID-CAP FUND






A Special Meeting ("Meeting") of Shareholders of the Capital Management Mid-Cap Fund ("Fund") was held pursuant to notice on August 17, 2000. The purpose of the Meeting was to approve a new Plan of Distribution pursuant to Rule 12b-1 ("Plan") for the Investor Shares and the reimbursement of Rule 12b-1 related expenses that have accrued during the time between the lapse of the previous Plan of Distribution Pursuant to Rule 12b-1 (November 10, 1999) and shareholder approval of the new Plan (August 17, 2000). Additionally, Shareholders of the Fund were asked to vote on the approval of a new Investment Advisory Agreement that would replace the former investment advisory agreement which terminated on November 10, 1999. All three items were approved by a majority of Shareholders of the Fund at the Meeting and became effective on August 17, 2000.


Also, please note that the "Average Annual Total Returns" listed in the table on page 4 of the Fund's Investor Shares Prospectus are for the year ended December 31, 1999, not 1998 as listed.






          Investors Should Retain This Supplement for Future Reference
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